DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Research Opportunities Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Strategic Income Fund

Supplement dated November 9, 2012
to the Statement of Additional Information dated February 29, 2012

At the Special Meeting of Shareholders held on November 5, 2012, Shareholders of the Diamond Hill Funds approved the election of the Board of Trustees of the Trust. The following changes are being made to the Statement of Additional Information and will be effective on or about November 15, 2012:

On Page 45, the following information is added to the table under the heading “Trustees and Officers”:

Name and Age	Position Held	Year First Elected a Trustee and/or Officer of the Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee during Past 5 Years
Peter E. Sundman Year of Birth: 1959	Trustee	Since November 2012	Chief Executive Officer, ClearBridge Advisors, LLC, 2009-2011; Chairman and Chief Executive Officer, Neuberger Berman Funds, 1988-2008; President, Neuberger Berman Management, 1988-2008.	8	Neuberger Berman Funds, March 1999 to December 2008

On Page 48 the heading “Fund Shares Owned By Trustees as of December 31, 2011” and table are deleted in the entirety and replaced with the following:

FUND SHARES OWNED BY TRUSTEES AS OF JUNE 30, 2012 1,2,3
Name of Trustee	Dollar Range of Fund Shares Owned					Aggregate Dollar Range of Shares Owned in All Funds Within the Trust Overseen by Trustee
	Diamond Hill Small Cap Fund	Diamond Hill Small- Mid Cap Fund	Diamond Hill Long - Short Fund	Diamond Hill Research Opportunities Fund	Diamond Hill Strategic Income Fund
Elizabeth P. Kessler	Over $100,000	None	None	None	None	Over $100,000
Thomas E. Line, Chairman	$50,001-$100,000	$1-$10,000	Over $100,000	$1-$10,000	None	Over $100,000
D’Ray Moore Rice	None	None	Over $100,000	None	$50,001-$100,000	Over $100,000
George A. Skestos	None	None	Over $100,000	None	None	Over $100,000
Peter E. Sundman	None	None	None	None	None	None
[1]	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.
[2]	All Trustees are independent, “Non-Interested” Trustees within the meaning of the 1940 Act.
[3]	None of the Trustees owned shares of the Large Cap Fund, Select Fund or Financial Long-Short Fund.

On Page 48, the following is added to “Compensation Table”:

Trustee	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee
Peter E. Sundman	None	None	None	None

On Page 50, the following is added under the heading “Trustee Attributes”:

Mr. Sundman has more than 25 years’ experience in the investment management industry and has extensive mutual fund experience, including his 10 year service as the Chairman of a large mutual fund complex.  During the course of his career, Mr. Sundman has served in senior executive roles within the investment management industry.  Mr. Sundman has excellent communications skills, as well as an ability to work effectively with others.  Mr. Sundman brings a diversity of viewpoint, background and experience to the Board.

This Supplement and the prospectus and Statement of Additional Information dated February 29, 2012 provide the information a prospective investor ought to know before investing and should be retained for future reference.